17

                           EXHIBIT 99

                        INDEX OF EXHIBITS
                    INCLUDED HERIN, FORM 10-Q
                        FEBRUARY 27, 1998
                                                     SEQUENTIAL
EXHIBIT                                                 PAGE
NUMBER              DESCRIPTION                        NUMBER
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--
10(i) Note Agreement betweek the Company and Sun Trust
     of Georgia dated Februaty 25, 1998 covering the
     Company's long term note due August 23, 1999           12-14

27    Financial Data Schedule for the Nine Months Ended
      February 27, 1998                                     15

28   Restated Financial Data Schedule for the
     Nine Months Ended February 28, 1997                    16